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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 6, 2001
                   ------------------------------------------
                                (Date of Report)


                                DECEMBER 3, 2001
                   ------------------------------------------
                        (Date of Earliest Event Reported)


                              POLAROID CORPORATION
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             (Exact name of registrant as specified in its charter)


               Delaware                             1-4085                           04-1734655
---------------------------------------- ------------------------------ -------------------------------------
    (State or other jurisdiction of        (Commission File Number)               (I.R.S. Employer
    incorporation or organization)                                              Identification No.)


               784 Memorial Drive, Cambridge, Massachusetts 02139
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               (Address of principal executive offices) (Zip Code)


                                  781-386-2000
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On December 3, 2001, Polaroid Corporation issued a press release that announced it plans to sell the assets of its Identification Systems Business Division to Digimarc Corporation. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 7(c).  EXHIBITS

       Exhibit 99.1 Polaroid Corporation press release dated December 3, 2001, announcing plan to sell its Identification Systems Business Division.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         POLAROID CORPORATION
                                              (Registrant)
                                         By:  /S/ LOUISE L. CAVANAUGH
                                              ---------------------------------
                                              Louise L. Cavanaugh
                                              Senior Corporate Attorney and
                                                Assistant Secretary
DATED: DECEMBER 6, 2001